                                                                    Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-Q of NEDAK Ethanol,  LLC
(the  "Company")  for the  period  ended  March  31,  2008,  as  filed  with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy
Borer,  Treasurer and Secretary of the Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that:

     1.   The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934, as amended; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                       /s/ Timothy Borer
                                       -----------------
                                       Treasurer and Principal Financial
                                       Officer
                                       Dated: May 15, 2008